LYRIS INC. AND SUBSIDIARIES

FOR THE QUARTERLY PERIOD ENDED DECEMBER 31, 2010

Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lyris, Inc. (the “Company”) for the quarterly period ended December 31, 2010 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Wolfgang Maasberg, Chief Executive Officer and President of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2011	/s/ Wolfgang Maasberg
Wolfgang Maasberg, Chief Executive Officer and President